UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of the earliest event reported) April 30, 2009

Assisted Living Concepts, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13498	93-1148702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
W140 N8981 Lilly Road, Menomonee Falls, WI 53051
(Address of Principal Executive Offices) (Zip Code)
262-257-8888
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-10.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2006 Omnibus Incentive Compensation Plan
On April 30, 2009, the Compensation/Nomination/Governance Committee (the “Committee”) of the board of directors of Assisted Living Concepts, Inc. (the “Company”) amended and restated the 2006 Omnibus Incentive Compensation Plan (the “Plan”) to make appropriate adjustments in the Plan in light of the March 16, 2009 one-for-five reverse stock split of the Company’s Class A and Class B common stock. The amendment and restatement changed the number of shares available for Awards (as defined the Plan) from 4,000,000 to 800,000 and the maximum number of shares with respect to Awards which may be granted to any Participant (as defined the Plan) in any fiscal year of the Company from 200,000 to 40,000. The Committee also made appropriate adjustments to the terms of outstanding Awards to reflect the reverse stock split
This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Plan, as amended and restated, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Director Option/SAR Grants
On April 30, 2009, the board of directors of the Company approved awards of tandem non-qualified stock options and stock appreciation rights (“Options/SARs”) to the Company’s non-management directors (Alan Bell, Jesse Brotz, Derek H.L. Buntain, David J. Hennigar, Malen S. Ng, Mel Rhinelander, Charles H. Roadman II, MD, and Michael J. Spector) pursuant to the Plan, as amended and restated. Each non-management director was granted 4,000 Options/SARs with a grant date of May 4, 2009. The aggregate number of Options/SARs granted was 32,000.
The Options/SARs become exercisable in one-third increments on the first, second and third anniversaries of the grant date. Once exercisable, awards may be exercised either by purchasing shares of the Company’s Class A common stock at the exercise price or exercising the stock appreciation right. The Committee has sole discretion to determine whether stock appreciation rights are settled in shares of Class A common stock, cash or a combination of shares of Class A common stock and cash. The Options/SARs have an exercise price of $16.54 per share, the average of the high and low trading prices of the Company’s Class A common stock on the New York Stock Exchange on May 4, 2009, the second business day following the Company’s public release of quarterly financial results, and expire five years from the date of grant.
This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Plan, as amended and restated, and the form of Tandem Stock Option/Stock Appreciation Rights Award Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10.1	2006 Omnibus Incentive Compensation Plan, amended and restated April 30, 2009 to reflect March 16, 2009 one-for-five reverse stock split

10.2	Form of Director Tandem Stock Option/Stock Appreciation Rights Award Agreement (incorporated by reference to Exhibit 10.2 to current report of Assisted Living Concepts, Inc. on Form 8-K dated May 5, 2008, File No. 001-13498)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: May 5, 2009

ASSISTED LIVING CONCEPTS, INC.
By:	/s/ John Buono
John Buono, Senior Vice President,
Chief Financial Officer & Treasurer